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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 24, 2001
                                                        -----------------



                                CSX CORPORATION
                                ---------------
            (Exact name of registrant as specified in its charter)


                                   Virginia
                                   --------
                        (State or other jurisdiction of
                        incorporation or organization)


               2-63273                         62-1051971
               -------                         ----------
             (Commission                    (I.R.S. Employer
              File No.)                    Identification No.)


          One James Center, 901 East Cary Street, Richmond, VA  23219
          -----------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)


              Registrant's telephone number, including area code:
                                (804) 782-1400
                                --------------
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ITEM 5.   OTHER EVENTS

          On October 24, 2001, CSX Corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Credit Suisse First Boston Corporation, as representative (the "Representative"), for the underwriters named therein (collectively, the "Underwriters") for the public offering of $490,000,000 aggregate principal amount at maturity ($563,500,000 aggregate principal amount at maturity if the Underwriters exercise their over-allotment option in full) of the Company's Zero Coupon Convertible Debentures due October 30, 2021 (the "Debentures"). The Debentures will be issued pursuant to an indenture dated as of August 1, 1990, between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as heretofore supplemented and amended and as further supplemented and amended by a Fourth Supplemental Indenture to be dated as of October 30, 2001. The Debentures have been registered under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration No. 333-60134) which was declared effective May 17, 2001. On October 26, 2001, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated May 17, 2001, and Prospectus Supplement, dated October 24, 2001, pertaining to the offering and sale of the Debentures.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits required to be filed by Item 601 of Regulation S-K.

          The following exhibits are filed as a part of this report.

          1.1 Underwriting Agreement, dated October 24, 2001, among the Company and the Underwriters

          4.1  Form of Fourth Supplemental Indenture

          4.2 Forms of Debentures (included as Exhibit A-1 and A-2 to the Fourth Supplemental Indenture filed as Exhibit 4.1)

          5.1  Opinion of McGuireWoods LLP as to the validity of the Debentures

          8.1  Opinion of McGuireWoods LLP as to tax matters

          23.1 Consents of McGuireWoods LLP contained in the opinions filed as Exhibits 5.1 and 8.1

          99.1 364-Day Revolving Credit Agreement dated as of June 8, 2001

          99.2 Five-Year Revolving Credit Agreement dated as of June 8, 2001

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                                   Signature
                                   ---------

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 CSX CORPORATION

                                 By: /s/ David H. Baggs
                                    ------------------------------------
                                    David H. Baggs
                                    Assistant Vice President - Corporate
                                    Treasury and Assistant Treasurer


Date:  October 26, 2001

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                                 EXHIBIT LIST
                                 ------------


Exhibit                                 Description
-------                                 -----------

          1.1 Underwriting Agreement, dated October 24, 2001, among the Company and the Underwriters

          4.1   Form of Fourth Supplemental Indenture

          4.2 Forms of Debentures (included as Exhibit A-1 and A-2 to the Fourth Supplemental Indenture filed as Exhibit 4.1)

          5.1   Opinion of McGuireWoods LLP as to the validity of the Debentures

          8.1   Opinion of McGuireWoods LLP as to tax matters

          23.1 Consents of McGuireWoods LLP contained in the opinions filed as Exhibits 5.1 and 8.1

          99.1  364-Day Revolving Credit Agreement dated as of June 8, 2001

          99.2  Five-Year Revolving Credit Agreement dated as of June 8, 2001

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